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                                                                   EXHIBIT 10.78

                      AMENDMENT TO SUBORDINATION AGREEMENT



         This Amendment dated as of April 16, 2002 between ASC Incorporated ("Creditor") and Comerica Bank ("Bank").

                                    RECITALS

         A. Creditor executed that certain Subordination Agreement (All Indebtedness and Liens) dated as of February 7, 2001 in favor of Bank (the "Subordination Agreement") with respect to obligations and liabilities of JPE, Inc. ("Borrower").

         B. In connection with the execution and delivery of Amendment No. 1 to Credit Agreement and Waiver dated April 16, 2002, among Borrower, certain subsidiaries of Borrower and Bank, Bank requires that Creditor execute this Amendment to the Subordination Agreement.

         The parties agree as follows:

         1. Notwithstanding anything to the contrary set forth in the Subordination Agreement, on and after the date of this Amendment, no payments of interest shall be made by Borrower on the Subordinated Debt, and Creditor may not ask for, demand, sure for, take or receive interest payments from Borrower on the Subordinated Debt, without the prior written consent of Bank.

         2. Except as expressly set forth herein, all of the terms and conditions of the Subordination Agreement remain in full force and effect.


COMERICA BANK                               ASC Incorporated

By:  /s/ Richard S. Arceci                  By:  /s/ David L. Treadwell
    --------------------------------            --------------------------------

Its: Vice President                         Its: Chairman
    --------------------------------             --------


Agreed to and acknowledged by the undersigned Borrower:

JPE, Inc.

By:  /s/ David L. Treadwell
    --------------------------------

Its: Chairman of the Board & Chief
    --------------------------------
     Executive Officer
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